Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2016
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Net [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets
BUSINESS ACQUISITIONS, DISPOSITIONS, GOODWILL AND INTANGIBLE ASSETS
Business Acquisitions and Dispositions. As discussed further in Note 3, on November 6, 2015, we completed the sale of Sikorsky to Lockheed Martin Corp. for approximately $9.1 billion in cash.
Our investments in businesses in 2016, 2015 and 2014 totaled $712 million (including debt assumed of $2 million), $556 million (including debt assumed of $18 million) and $530 million (including debt assumed of $128 million), respectively. Our investments in businesses in 2016 consisted of the acquisition of a majority interest in an Italian heating products and services company by UTC Climate, Controls & Security, the acquisition of a Japanese services company by Otis and a number of small acquisitions, primarily in our commercial businesses. Our investments in businesses in 2015 consisted of the acquisition of the majority interest in a UTC Climate, Controls & Security business, the acquisition of an imaging technology company by UTC Aerospace Systems, and a number of small acquisitions, primarily in our commercial businesses. Our investments in businesses in 2014 consisted of the acquisition of the majority interest in a Pratt & Whitney joint venture and a number of small acquisitions, primarily in our commercial businesses.
Goodwill. The changes in the carrying amount of goodwill, by segment, in 2016 are as follows:

(dollars in millions)	Balance as of January 1, 2016	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2016
Otis	$1,566	$60	$(51)	$1,575
UTC Climate, Controls & Security	9,458	473	(444)	9,487
Pratt & Whitney	1,515	—	(4)	1,511
UTC Aerospace Systems	14,759	35	(311)	14,483
Total Segments	27,298	568	(810)	27,056
Eliminations and other	3	—	—	3
Total	$27,301	$568	$(810)	$27,059

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2016		2015
(dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$1,995	$(1,344)	$1,977	$(1,307)
Patents and trademarks	378	(201)	361	(189)
Collaboration intangible assets	3,724	(211)	3,336	(86)
Customer relationships and other	12,798	(3,480)	12,430	(2,988)
	18,895	(5,236)	18,104	(4,570)
Unamortized:
Trademarks and other	2,025	—	2,069	—
Total	$20,920	$(5,236)	$20,173	$(4,570)

Customer relationship intangible assets include payments made to our customers to secure certain contractual rights. Such payments are capitalized when there are distinct rights obtained and there are sufficient incremental cash flows to support the recoverability of the assets established. Otherwise, the applicable portion of the payments are expensed. We amortize these intangible assets based on the underlying pattern of economic benefit, which typically results in an amortization method other than straight-line. We classify amortization of such payments as a reduction of sales. Amortization of intangible assets was $778 million, $722 million and $713 million in 2016, 2015 and 2014, respectively. The collaboration intangible assets are amortized based upon the economic pattern of benefits as represented by the underlying cash flows. The following is the expected amortization of intangible assets for 2017 through 2021, which reflects the pattern of economic benefit on certain aerospace intangible assets:

(dollars in millions)	2017	2018	2019	2020	2021
Amortization expense	$809	$865	$878	$859	$829